                                  EXHIBIT 10.8

                 CONSULTING AGREEMENT, DATED FEBRUARY 13, 1997,

                                    BETWEEN

                 MIRAGE HOLDINGS, INC. AND MANHATTAN WEST, INC.

                              CONSULTING AGREEMENT

  This Consulting Agreement (this "Agreement") is made and entered into as of February 13, 1997, by and between MIRAGE HOLDINGS, INC., a Nevada corporation (hereinafter referred to as the "Company") and MANHATTAN WEST, INC., a California corporation (hereinafter referred to as the "Consultant").

                                    RECITALS

  WHEREAS, Consultant has certain experience and contacts associated with the raising of equity and debt capital to be utilized in business operations; and

  WHEREAS, the Company wishes to engage the services of the Consultant as a finder and advisor to assist the Company in raising equity capital to be utilized in the business operations of the Company (the "equity capital").

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.  CONSULTING SERVICES

  Attached hereto as Exhibit A and incorporated herein by this reference is a description of the services to be provided by the Consultant hereunder (the "Consulting Services"). Consultant hereby agrees to utilize its best efforts in performing the Consulting Services, however, Consultant makes no warranties, representations or guarantees regarding any financing attempted by the Company or the eventual effectiveness of the Consulting Services.

2.  TERM OF AGREEMENT

  This Agreement shall be in full force and effect commencing upon the date hereof and concluding at the close of business on the same date in 1998 ("termination date"). After the termination date, this Agreement shall automatically renew on a month-to-month basis unless either party elects to terminate that Agreement by giving notice in writing within 30 days of the termination date. Either party hereto shall have the right to terminate this Agreement without notice in the event of the death, bankruptcy, insolvency, or assignment for the benefit of creditors of the other party. Consultant shall have the right to terminate this Agreement if Company fails to comply with any of the material terms of this Agreement, including without limitation its responsibilities for fees as set forth in this Agreement, and such failure continues unremedied for a period of thirty (30) days after written notice to the Company by Consultant. The Company shall have the right to terminate this Agreement upon delivery to Consultant of notice setting forth with specificity facts comprising a material breach of this Agreement by Consultant. Consultant shall have thirty (30) days to remedy such breach.

3.  TIME DEVOTED BY CONSULTANT

  It is anticipated that the Consultant shall spend as much time as deemed necessary by the Consultant in order to perform the obligations of Consultant hereunder. The Company understands that this amount of time may vary and that the Consultant may perform Consulting Services for other companies.

4.   PLACE WHERE SERVICES WILL BE PERFORMED

     The Consultant will perform most services in accordance with this Agreement at Consultant's offices. In addition, the Consultant will perform services on the telephone and at such other place(s) as necessary to perform these services in accordance with this Agreement.

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5.   COMPENSATION TO CONSULTANT

     The Consultant's compensation for the Consulting Services shall be as set forth in Exhibit B attached hereto and incorporated herein by this reference.

6.   INDEPENDENT CONTRACTOR

     Both Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of Company.

7.   CONFIDENTIAL INFORMATION

     The Consultant and the Company acknowledge that each will have access to proprietary information regarding the business operations of the other and agree to keep all such information secret and confidential and not to use or disclose any such information to any individual or organization without the non-disclosing parties prior written consent. It is hereby agreed that from time to time Consultant and the Company may designate certain disclosed information as confidential for purposes of this Agreement. Consultant hereby designates its broker network and/or any retail brokerage operations identified by Consultant to Company as Consultant's confidential information. The Company hereby designates it shareholder list as the Company's confidential information.

8.   INDEMNIFICATION

     The Company hereby agrees to indemnify and hold Consultant harmless from any and all liabilities incurred by Consultant under the Securities Act of 1933, as amended (the "Act"), the various state securities acts, or otherwise, insofar as such liabilities arise out of or are based upon (i) any material misstatement or omission contained in any offering documents provided by the Company, or (ii) any intentional actions by the Company, direct or indirect, in connection with any offering by the Company, in violation of any applicable federal or state securities laws or regulations. Furthermore, the Company agrees to reimburse Consultant for any legal or other expenses incurred by Consultant in connection with investigating or defending any action, proceeding, investigation, or claim in connection herewith. The indemnity obligations of the Company under this paragraph shall extend to the shareholders, directors, officers, employees, agents, and control persons of Consultant.

     Consultant hereby agrees to indemnify and hold the Company harmless from any and all liabilities incurred by the Company under the Act, the various state securities acts, or otherwise, insofar as such liabilities arise out of or are based upon (i) any actions by Consultant, its officers, employees, agents, or control persons, direct or indirect, in connection with any offering by the Company, in violation of any applicable federal or state securities laws or regulations, or (ii) any breach of this Agreement by Consultant.

     The indemnity obligations of the parties under this paragraph 8 shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Company, the Consultant, and any other such persons or entities mentioned hereinabove.

9.   COVENANTS OF CONSULTANT

     Consultant covenants and agrees with the Company that, in performing Consulting Services related to the raising of capital by the Company or providing investor relations or support services, Consultant will:

     (a) Conduct any offering, insofar as is under Consultant's control, in a manner intended to be in compliance with the requirements of Regulation D under the Act;

     (b) Comply with the rules of the state securities laws of the states in which securities are sold in an offering. Offers and sales will be made only in those states in which Consultant has been advised by the Company that blue sky clearance has been obtained or is not required;

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     (c)   During the course of any offering, not make any representations other than those expressly set forth in the offering documents provided by the Company; and

     (d) Not publish, circulate or otherwise use any solicitation materials, investor mailings or updates other than materials provided by or otherwise approved by the Company.

10.  MISCELLANEOUS

     (a) Any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claim for damages and/or recision, shall be settled by arbitration in Los Angeles, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators. The arbitrators sitting in any such controversy shall have no power to alter or modify any express provisions of this Agreement or to render any award which by its terms effects any such alteration, or modification subject to 10(G). This Section 10 shall survive the termination of this Agreement.

     (b) If either party to this Agreement brings an action on this Agreement, the prevailing party shall be entitled to reasonable expenses therefore, including, but not limited to, attorneys' fees and expenses and court costs.

     (c) This Agreement shall inure to the benefit of the parties hereto, their administrators and successors in interest. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

     (d) This Agreement contains the entire understanding of the parties and supersedes all prior agreements between them.

     (e) This Agreement shall be constructed and interpreted in accordance with and be governed by the laws of the State of California.

     (f) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     (g) If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

     IN WITNESS WHEREOF, the parties hereto have placed their signatures hereon on the day and year first above written.

MIRAGE HOLDINGS, INC.                        MANHATTAN WEST, INC.

   /s/ SAIMA KHAN                                  /s/ DAVID BAHR
--------------------------------             -----------------------------
BY: Saima Khan                               BY: David Bahr
ITS: President                               ITS: President

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                                   EXHIBIT A
                       DESCRIPTION OF CONSULTING SERVICES
                       ----------------------------------

     Consultant shall perform the following services pursuant to the terms of this Agreement:

     Phase I: The Bridge
     -------------------

     Locating potential sources of equity capital which is presently contemplated to be a minimum of $250,000 and a maximum of $400,000. Once a potential source is located by Consultant, Consultant will refer the source to the Company and withdraw from negotiations. The parties may mutually agree to revise the nature and terms of this financing and references in the Agreement shall be modified consistent with any revisions.

       Phase II: The IPO
       -----------------

     Advising and assisting the Company in connection with its proposed initial public offering. The general scope of Consultant's services in this regard is as follows:

     (1) Due diligence services, including, but not limited to, the following:

          (a) Review of history of the Company;

          (b) Review of existing and proposed capital structure of the Company;

          (c) Review latest year-end and current interim financial statements;

          (d) Review management's estimated use of proceeds;

          (e) Review of proposed transactions and financings;

          (f) Analysis of management structure, including organizational chart, and requirements and compensation agreements;

          (g) Analysis of financial forecasts relating to the Company and the reasonableness of such projections incorporating potential ROI projections; and

          (h) Site visits to the Company's offices to collect relevant data and conduct due diligence interviews.

     (2) Negotiation services, including, but not limited to, representing and assisting the Company with any and all meetings or negotiations with its partners, merchants, equity partners, debt sources, and any other individuals and entities as reasonable and necessary to assist the Company with its capital needs.

     (3) Advisory services such as are reasonable and necessary to assist the Company with its capital needs, including, but not limited to the following:

          (a)  Preparation of a business plan;

          (b)  Locating potential sources of debt and equity capital;

          (c) Coordinating and assisting in the preparation of financing offering documentation;

          (d)  Utilizing Consultant's broker/dealer database and network; and

          (e) Performing ongoing marketing efforts in connection with the raising of capital, including designing and participating in road shows and preparing related marketing materials.

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                                   EXHIBIT B
                                   ---------
                             TERMS OF COMPENSATION
                             ---------------------

     The Consultant's compensation hereunder shall be as follows:

     1.   Compensation Phases
          -------------------

              Phase I.
              -------

          The Company shall issue to the Consultant 20,000 options to purchase common stock of the Company at an exercise price of $2.00 per share for a term of five years (the "Options"). The Company is obligated to register the shares of Common Stock underlying the Options in any subsequent registration statement filed by the Company with the Securities and Exchange Commission, so that the holders of such Common Stock shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Company are being sold pursuant to any such registration statement (the "Piggyback Registration Right"). If the Piggyback Registration Right has not occurred by the date which is one year from the date of this Agreement, then, at any time thereafter, the holders of the Common Stock, representing at least one-third of such Common Stock, shall have the right, exercisable by written notice to the Company, to have the Company prepare, file and use its best efforts to have declared effective by the Securities and Exchange Commission, a registration statement and such other documents, including a prospectus, as may be necessary in order to permit a public offering and sale of their shares of Common Stock (the "Demand Registration Right").

            Phase II.
            --------

          Upon completion of the minimum IPO, the Company shall issue to the Consultant 30,000 options to purchase common stock of the Company at an exercise price of $2.50 per share for a term of five years. The Company is obligated to register the shares of Common Stock underlying the Options in any subsequent registration statement filed by the Company with the Securities and Exchange Commission, so that the holders of such Common Stock shall be entitled to sell the same simultaneously with and upon the terms and conditions as the securities sold for the account of the Company are being sold pursuant to any such registration statement (the "Piggyback Registration Right"). If the Piggyback Registration Right has not occurred by the date which is one year from the date of this Agreement, then, at any time thereafter, the holders of the Common Stock, representing at least one-third of such Common Stock, shall have the right, exercisable by written notice to the Company, to have the Company prepare, file and use its best efforts to have declared effective by the Securities and Exchange Commission, a registration statement and such other documents, including a prospectus, as may be necessary in order to permit a public offering and sale of their shares of Common Stock (the "Demand Registration Right").

     2.   Expenses.
          --------

     Consultant shall be reimbursed for all additional out-of-pocket expenses upon submission of receipts or accounting to the Company, including, but not limited to, all travel expenses, research material and charges, computer charges, long-distance telephone charges, facsimile costs, copy charges, messenger services, mail expenses and such other Company related charges as may occur. Consultant shall have reasonable authority to sustain charges based on discussion with Company management. Company shall secure air tickets and other required items as requested by Consultant whenever trips can be pre-planned so as to minimize costs. Consultant shall not be reimbursed for any expenses exceeding $500 without prior written approval of the Company.

MIRAGE HOLDINGS, INC.                         MANHATTAN WEST, INC.

  /s/ SAIMA KHAN                                  /s/ DAVID BAHR
---------------------------                   -----------------------------
BY: Saima Khan                                BY: David Bahr
ITS: President                                ITS: President

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